                                                                    EXHIBIT 99.1

                            SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made the 19th day of September, 2003.

BETWEEN:

                  DALLAS L. ROBINSON, of Regina, Saskatchewan, with offices at 1408 Broad Street, Regina, Saskatchewan, S4R 1Y8 (the "VENDOR")

AND:
                  1588102 ONTARIO INC., a company incorporated pursuant to the laws of the Province of Nova Scotia with its principal office at 13980 Jane St., King City, Ontario, L7B 1A3 ("EXCHANGECO")

AND:
                  WIRELESS AGE COMMUNICATIONS, INC., a corporation incorporated under the laws of the State of Nevada, having its principal office at 1408 Broad Street, Regina, Saskatchewan, S4R 1Z6 ("WACI")

         WHEREAS the Vendor is the registered holder and beneficial owner of 50 Class B shares in the capital of Wireless Source Distribution Ltd. (the "Company") as set out in Schedule "A" hereto (the "Purchased Shares");

         AND WHEREAS Exchangeco is a wholly-owned subsidiary of WACI;

         AND WHEREAS the Vendor has agreed to sell and Exchangeco has agreed to purchase all of the Purchased Shares on the terms and conditions set out in this Agreement;

         NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the premises, covenants, terms, conditions representations and warranties hereinafter set forth, the Parties agree each with the other as follows:

                     ARTICLE 1 - PURCHASE AND SALE OF SHARES

1.1 PURCHASE AND SALE. Subject to the conditions and upon the terms hereinafter set forth, Exchangeco agrees to purchase and the Vendor agrees to sell to Exchangeco all of his right, title and interest in and to the Purchased Shares.

1.2 PURCHASE PRICE. The purchase price for the Purchased Shares shall consist of an aggregate of 1,000,000 Exchangeable Shares to be issued to the Vendor as set out in Schedule "B" hereto.

1.3 SUPPORT AGREEMENT. On or before Closing, WACI and Exchangeco shall enter into the Support Agreement in the form attached hereto as Schedule "E".

1.4 ACCOUNTING CONSEQUENCES. It is intended by the parties hereto that the purchase and sale of the Purchased Shares under this Agreement shall qualify for accounting treatment as a purchase under U.S. generally-accepted accounting principles.

1.5  TAX TREATMENT.

(a) It is intended that the transactions contemplated in this Agreement shall generally constitute (i) a taxable exchange for United States federal income tax purposes (not qualifying under Sections 368 or 351 of the United States Internal Revenue Code of 1986, as amended) to persons who are otherwise subject to taxation in the United States on the sale or exchange of Purchased Shares, and (ii) a tax deferred reorganization for Canadian federal income tax purposes for owners of Purchased Shares who are residents of Canada for Canadian federal income tax purposes who receive Exchangeable Shares as a consequence of the purchase and sale of the Purchased Shares. At the option of each Vendor who is resident in Canada, Exchangeco covenants and agrees to elect, jointly with such Vendor if applicable (referred to in this section as the "Electing Vendor"), in accordance with the provisions of subsection 85(1) of the Tax Act (and the corresponding provisions of any applicable provincial tax legislation) in the prescribed form and within the prescribed time for the purposes of the Tax Act, and shall therein agree to elect in respect of the Purchased Shares of the Electing Vendor such amount as the Vendor's proceeds of disposition thereof as the Electing Vendor may determine, subject to the provisions of subsection 85(1) of the Tax Act. The Electing Vendor and Exchangeco agree to execute all such documents and forms to make the election contemplated in this section.

(b) The Vendor, with his professional advisors, has made a BONA FIDE determination that the Purchased Shares are shares of a "qualified small business corporation" as defined in subsection 110.6(1) of the Tax Act as of the date hereof. Based on such determination, it is the desire and intention of the Vendor and Exchangeco that the "agreed amount" for the transfer of the Vendor's portion of the Purchased Shares (the "Vendor Shares") be the lesser of the fair market value of the Vendor Shares and the aggregate of the Vendor's adjusted cost base thereof plus an amount equal to 1/2 of the Vendor's unused capital gain deduction as provided in subsection 110.6(2) of the Tax Act. However, it is agreed between the Vendor and Exchangeco that should any competent taxing authority at any time issue or propose to issue any assessment or assessments that would impose any liability for tax (other than the alternative minimum tax provided for in section 127.5 of the Tax Act) on the basis that the Vendor Shares are not "qualified small business shares", or that the capital gain of the Vendor resulting from the within transaction is not otherwise eligible for the exemption pursuant to subsection 110.6(2) of the Tax Act, and if all appeals requested by the Vendor have been exhausted, then the "agreed amount" shall be adjusted NUNC PRO TUNC pursuant to the provisions of this paragraph to be such amount as will eliminate such liability for tax (except for the alternative minimum tax as provided for section 127.5 of the Tax Act), provided that such adjustment shall not result in any additional Exchangeable Shares being issued to the Vendor.

1.6 SECURITIES LAW EXEMPTIONS AND RESALE RESTRICTIONS. The sale of the Purchased Shares and the issuance of the Exchangeable Shares to the Vendor shall be made in reliance on the exemptions from registration and prospectus filing requirements contained in sections 39(q), 39(r), 81(j) and 81(k) of the SECURITIES ACT (Saskatchewan) and the corresponding provisions of any other applicable Canadian Securities Law. The issuance of the WACI Shares to the Vendor on the exchange of his Exchangeable Shares shall be made in reliance on an exemption order from the relevant Canadian Securities Regulators (if necessary) and the exemption from the registration requirements of U.S. Securities Law contained in Regulation S under the SECURITIES ACT OF 1933. The Vendor hereby acknowledges that as a result:

(a) any Exchangeable Shares or WACI Shares that they receive pursuant to this Agreement will be subject to resale restrictions in accordance with applicable Canadian Securities Law and U.S. Securities Law and that as a result:

     (i) the certificates representing such Exchangeable Shares or WACI Shares will be affixed with legends describing such restrictions; and

     (ii) such Exchangeable Shares and the WACI Shares cannot be sold, pledged, transferred or otherwise dealt with other than pursuant to a prospectus or registration statement filed with the relevant Canadian Securities Regulators or the SEC, or pursuant to an exemption therefrom provided under applicable Canadian Securities Law and U.S. Securities Law, as amended;

(b) in some provinces of Canada, the Exchangeable Shares cannot be exchanged for the WACI Shares unless an appropriate exemption from the prospectus requirements in Canadian Securities Law is available or the relevant Canadian Securities Regulators issue a discretionary relief order permitting the exchange;

(c) the resale exemptions provided under Canadian Securities Law and U.S. Securities Law may not be generally available because of the conditions and limitations of such exemptions, and that Exchangeco and WACI are under no obligation to take any action to make any of said exemptions available to the Vendor; and

(d) only WACI can register the WACI Shares or file a prospectus or registration statement to qualify the WACI Shares for immediate resale and WACI has not made any representations to the Vendor that it will do so.

1.7 SECURITIES LAW COMPLIANCE. The Vendor hereby agrees that he shall not sell, pledge, transfer or otherwise deal with the Exchangeable Shares or the WACI Shares without obtaining a favourable opinion of counsel or such other evidence as may be required by Exchangeco or WACI, that the proposed dealing will not be in violation of Canadian Securities Law, U.S. Securities Law or any other applicable securities laws.

                           ARTICLE 2 - CLOSING MATTERS

2.1 DATE, TIME AND PLACE OF CLOSING. The Closing shall take place at the Closing Time on the Closing Date at the offices of WACI or such place as the Parties may agree on.

2.2 MUTUAL CONDITIONS OF CLOSING. The Parties shall be obliged to complete the purchase and sale of the Purchased Shares only if each of the conditions precedent set out in Part 1 of Schedule "C" hereto have been satisfied in full at or before the Closing Time. Each of such conditions precedent is for the benefit of each of the Parties, and the Parties may by mutual consent waive any of them in whole or in part in writing.

2.3 CONDITIONS FOR WACI'S AND EXCHANGECO'S BENEFIT. WACI and Exchangeco shall not be obliged to complete the purchase of the Purchased Shares or the issuance of the WACI Shares and Exchangeable Shares unless each of the conditions set out in Part 2 of Schedule "C" shall have been satisfied on or before the Closing Date. Each of such conditions precedent is for the exclusive benefit of WACI and Exchangeco and they may waive any of such conditions in whole or in part in writing.

2.4 CONDITIONS FOR THE VENDOR'S BENEFIT. The Vendor shall not be obliged to complete the sale of the Purchased Shares unless each of the conditions set out in Part 3 of Schedule "C" shall have been satisfied on or before the Closing Date. Each of such conditions precedent is for the exclusive benefit of the Vendor and the Vendor may waive any of them in whole or in part in writing.

2.5 FAILURE TO SATISFY CONDITION. If any condition set forth in Schedule "C" is not satisfied at the Closing Time, or if it becomes apparent that any such condition cannot be satisfied at the Closing Time, any Party entitled to the benefit of such condition (the "First Party") may terminate this Agreement by notice in writing to the other Parties and in such event:

(a) unless the other Parties can show that the condition or conditions which have not been satisfied and for which the First Party has terminated this Agreement are reasonably capable of being performed or caused to be performed by the First Party or have not been satisfied by reason of a default by the First Party hereunder, the First Party shall be released from all obligations hereunder; and

(b) unless the First Party can show that the condition or conditions which have not been satisfied and for which the First Party has terminated this Agreement are reasonably capable of being performed or caused to be performed by the other Party or have not been satisfied by reason of a default by the other Party hereunder, then the other Party shall also be released from all obligations hereunder.

2.7  DELIVERIES ON CLOSING. On the Closing Date:

(a) Exchangeco will deliver to or to the direction of the Vendor certificates representing the Exchangeable Shares in accordance with section 2.2. above;

(b) the Vendor will deliver to or to the direction of Exchangeco certificates representing his Purchased Shares duly signed off for transfer, together with all other documentation required to transfer title to his Purchased Shares to or to the direction of Exchangeco, provided that if there are no certificates representing the Purchased Shares, the Vendor shall deliver to Exchangeco, or as directed by Exchangeco, an executed stock power of attorney or other document evidencing the transfer of the Purchased Shares from the Vendor to or to the direction of Exchangeco; and

(c)  WACI and Exchangeco shall execute and deliver an executed Support
     Agreement.

                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

3.1 REPRESENTATIONS AND WARRANTIES OF THE VENDOR. The Vendor hereby represents and warrants to Exchangeco and WACI as set out in Part 1 of Schedule "D" and acknowledges that Exchangeco and WACI are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same.

3.2 REPRESENTATIONS AND WARRANTIES OF WACI. WACI represents and warrants to the Vendor as set out in Part 2 of Schedule "D" and acknowledges that the Vendor is relying on these representations and warranties in entering into this Agreement and performing his obligations under the same.

3.3 REPRESENTATIONS AND WARRANTIES OF EXCHANGECO. Exchangeco represents and warrants to the Vendor as set out in Part 3 of Schedule "D" and acknowledges that the Vendor is relying on these representations and warranties in entering into this Agreement and performing thisheir obligations under the same.

3.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Agreement shall survive the Closing for a period of one (1) year from the Closing Date, after which time, if no claim shall have been made against a Party with respect to any incorrectness in or breach of any representation or warranty, that Party shall have no further liability under this Agreement with respect to that representation or warranty.

3.5 CERTIFICATES AND INSTRUMENTS INCLUDED. All statements contained in any certificate or any instrument delivered by or on behalf of a Party pursuant to or in connection with the transactions contemplated by this Agreement shall be deemed to be made by such Party under this Agreement.

                           ARTICLE 4 - INDEMNIFICATION

4.1 MUTUAL INDEMNIFICATION FOR BREACHES OF COVENANT OR WARRANTY. Subject to the limitation period set out in section 3.4, above, each of WACI and Exchangeco hereby covenant and agree with the Vendor and the Vendor hereby covenants and agrees with WACI and Exchangeco (the parties covenanting and agreeing to indemnify another party under this Article 4 are hereinafter individually referred to as "Indemnifying Party" and the parties that are being indemnified by another Party under this Article 4 are hereinafter individually referred to as the "Indemnified Party") to indemnify and save harmless the Indemnified Party, effective as and from the Closing Time, from and against any Claims which may be made or brought against the Indemnified Party and/or which it may suffer or incur as a result of, or arising out of any non-fulfillment of any covenant, obligation or agreement on the part of the Indemnifying Party under this Agreement or any incorrectness in or breach of any representation or warranty of the Indemnifying Party contained in this Agreement.

                     ARTICLE 5 - INTERPRETATION AND GENERAL

5.1 DEFINITIONS. Where used in this Agreement and the recitals and any schedules hereto, each of the following words will have the meanings ascribed to them in Schedule "A" hereto.

5.2  INTERPRETATION. In this Agreement, except as otherwise expressly provided:

(a) all references in this Agreement to a designated "paragraph" or other subdivision or to a Schedule is to the designated paragraph or other subdivision of, or Schedule, to this Agreement;

(b) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular paragraph or other subdivision or Schedule;

(c) the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof;

(d) the singular of any term includes the plural, and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word "or" is not exclusive and the word "including" is not limited (whether or not non-limited language, such as "without limitation" or "but not limited" or words of similar import, are used with reference thereto);

(e) any accounting term not otherwise defined has the meanings assigned to it in accordance with generally accepted accounting principles applicable to the United States of America;

(f) any reference to a statute includes and is a reference to that statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding that statute or regulations; and

(g) any other term defined within the text of this Agreement has the meaning so ascribed.

5.3  SCHEDULES.  The following are the Schedules to this Agreement:

         SCHEDULE         DESCRIPTION
         --------         -----------
         A                Definitions
         B                Shareholdings
         C                Conditions of Closing
         D                Representations and Warranties
         E                Support Agreement

5.4 ENTIRE AGREEMENT. This Agreement, together with this Agreement and other documents to be delivered pursuant to this Agreement, constitutes the entire agreement between the Parties pertaining to the matters contemplated herein and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, and there are no warranties, representations and other agreements between the Parties in connection with the subject matter hereof except as specifically set forth in this Agreement or any other agreement or document to be delivered pursuant to this Agreement.

5.5 NOTICES. All notices, requests, demands and other communications hereunder must be made in writing and will be deemed to have been duly given if delivered personally or by courier to the addressee at the address appearing on the first page hereof or to such other address as may be given in writing by the Party. Any notice given by personal delivery shall be deemed to be received on the date of delivery. Any notice sent by courier shall be deemed to be received on the next Business Day following the deposit of the communication with the courier service.

5.6 TIME OF ESSENCE. Time shall be of the essence in all respects of this Agreement.

5.7 FURTHER ASSURANCES. The Parties shall with reasonable diligence do all things and provide all reasonable assurances as may be required to complete the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to give effect to this Agreement and carry out its provisions.

5.8 TRANSACTION EXPENSES. Each Party to this Agreement will bear all costs and expenses incurred by it in negotiating this Agreement and in closing and carrying out the transactions contemplated by this Agreement. All costs and expenses related to satisfying any condition or fulfilling any covenant contained in this Agreement will be borne by the party whose responsibility it is to satisfy the condition or fulfil the covenant in question.

5.9 AMENDMENT. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by both Parties.

5.10 WAIVER. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

5.11 ASSIGNMENT. This Agreement and the rights or obligations hereunder or thereunder may not be assigned by either Party without the prior written consent of the other Parties.

5.12 ENUREMENT. This Agreement shall be binding on and enure to the benefit of both Parties and their respective successors and permitted assigns. In addition all obligations of the Parties under this Agreement shall also be binding upon any and all directors, officers, employees, consultants, advisors and agents of each Party as well as all parent corporations, subsidiaries, related and affiliated companies thereof.

5.13 GOVERNING LAW. This agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each Party irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matter arising hereunder or related hereto.

5.14 SEVERABILITY. If any provision of this Agreement is determined to be prohibited, void or unenforceable in whole or in part, such void or unenforceable provision shall not affect or impair the validity of any other provision of this Agreement and shall be severable from this Agreement. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.15 INDEPENDENT LEGAL ADVICE. The Vendor acknowledges that (i) he has been advised to seek independent legal counsel in respect of this Agreement and the other agreements and documents referred to herein and the matters contemplated herein and therein and (ii) Fasken Martineau DuMoulin LLP has acted as counsel solely on behalf of WACI and Exchangeco in connection therewith. To the extent that the Vendor declines to receive independent legal counsel in respect of this Agreement, the Vendor hereby waives the right, should a dispute later develop, to rely on its lack of independent legal counsel to avoid its obligations, to seek indulgences from the other Parties hereto, or to otherwise attack, in whole or in part, the integrity of this Agreement and the documents related thereto.

5.16 COUNTERPARTS. This Agreement may be executed by the Parties in one or more counterparts by facsimile, each of which when so executed and delivered shall be an original and such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF the parties have duly executed this Agreement on the day and year first above written.


WIRELESS AGE COMMUNICATIONS, INC.        WIRELESS SOURCE DISTRIBUTION LTD.


By:                                      By:
   --------------------------------         ------------------------------------
   Name:                                    Name:
   Title:                                   Title:

                                  )
                                  )
                                  )
--------------------------------- )       --------------------------------------
Witness                           )       DALLAS L. ROBINSON
                                  )

                                  SCHEDULE "A"

                                   DEFINITIONS

Where used in this Agreement and the recitals and any schedules hereto, each of the following words will have the following meanings:

(a) "Agreement" means this agreement, including the preamble and the schedules hereto, as it may from time to time be supplemented or amended in effect;

(b) "Bulletin Board" means the Over-the-Counter Bulletin Board, an over-the-counter securities market operated by the National Association of Securities Dealers.

(c) "Business Day" means a day other than a Saturday or Sunday, on which Canadian chartered banks are open for the transaction of domestic business in Toronto, Ontario and Regina, Saskatchewan;

(d) "Canadian Securities Law" means the securities laws of any province or territory of Canada in which recipients of any shares issued or transferred under this Agreement may reside, and the regulations, rules and policies promulgated thereunder, both as amended from time to time.

(e) "Canadian Securities Regulators" means the securities commissions or other Governmental Authorities authorized to administer and enforce securities laws in any province or territory of Canada.

(f) "Claim" means any claims, demands, actions, causes of action, damages, losses, costs, fines, penalties, interest, liabilities and expenses, including, without limitation, reasonable legal fees and other expenses reasonably incurred in connection with any of the foregoing.

(g) "Closing" means the completion of the purchase of the Purchased Shares by Exchangeco in accordance with the terms and conditions of this Agreement.

(h) "Closing Date" means the date hereof, or such earlier or later date as the Parties may agree on.

(i) "Closing Time" means 2:00 p.m. (Toronto time) on the Closing Date, or such earlier or later time on the Closing Date as the Parties may agree to.

(j) "Company" means Wireless Source Distribution Ltd., a corporation incorporated under the laws of the Province of Saskatchewan.

(k) "Constating Documents" means (i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person and (iii) any amendment to any of the foregoing.

(l) "Encumbrance" means any mortgage, charge, pledge, hypothecation, debenture, lien, security interest, encumbrance, claim, option, right of first refusal, community of property or restriction of any kind, including any restriction on the use, voting, transfer, receipt of income, or exercise of any other attribute of ownership, regardless of form and whether consensual or arising by operation of law.

(m) "Exchangeable Shares" means Class B Shares of Exchangeco bearing the rights, privileges and restrictions described in Schedule "A" to the Support Agreement.

(n)      "Exchangeco" means 1588102 Ontario Inc.

(o) "Governmental Authority" means any applicable Canadian or U.S. federal, provincial, state or municipal government, agency, ministry, commission, crown corporation, department, inspector, official or body of any kind exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

(p) "material" means, when used with respect to an obligation, contract, liability or any other matter, that the obligation, contract, liability or such other matter is of such a nature as to be substantially likely to be considered important to a reasonable investor in making an investment decision, including a decision to purchase, hold or sell securities of the Person in question.

(q) "Material Adverse Change" a material adverse change in or a material adverse effect on the businesses, assets, operations, results of operations or financial condition of a Person and its subsidiaries (if any) taken as a whole, provided that any adverse effects arising from or relating to the following matters (individually and in the aggregate) shall be excluded in determining whether such a material adverse effect has occurred: (i) general economic conditions or conditions (including conditions in financial markets) generally prevailing in the industry or market segment in which the corporate entity and its subsidiaries conduct their respective businesses, (ii) the announcement or pendency of the transactions contemplated in this Agreement or the closing or pendency of any transaction of the Parties which was publicly announced as of the date of this Agreement; and
         (iii) the taking by any Party of any action (or omission by any Party to take any action) at the request of or with the permission of the other Parties; provided, further, that a decline in the public trading price of WACI Shares shall not by itself constitute a Material Adverse Change.

(r) "Ordinary Course of Business", with respect to an action taken by a Person, means:

         (i) an action consistent with the past practices of such Person and taken in the ordinary course of the normal operations of such Person;

         (ii) an action not required to be authorized by the board of directors of such Person (or by any Person or group of Persons exercising similar authority) and not required to be specifically authorized by the parent company (if any) of such Person; and

         (iii) an action similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

(s) "Parties" means the parties to this Agreement and "Party" means any one of them.

(t) "Person" means any individual, corporation (including any non-profit corporation), body corporate, partnership, limited partnership, limited liability company, joint venture, society, association, trust, unincorporated organization, Governmental Authority or other entity, or any trustee, executor, administrator, or other legal representative.

(u) "Purchased Shares" means Class B shares of the Company held by the Vendor as set out in Schedule "A" hereto.

(v)      "SEC" means the U.S. Securities and Exchange Commission;

(w) "Support Agreement" means the exchangeable share support agreement to be entered into by WACI and Exchangeco on or before Closing.

(x) "Tax Act" means the INCOME TAX ACT (Canada), as amended from time to time.

(y) "U.S. Securities Law" means the United States SECURITIES ACT OF 1933 and the United States SECURITIES EXCHANGE ACT OF 1934, the securities laws of any State of the United States of America, and the regulations, rules and policies promulgated thereunder, all as amended from time to time.

(z)      "WACI" means Wireless Age Communications, Inc.

(aa)     "WACI Shares" means shares in the common stock of WACI.

                                  SCHEDULE "B"

                                  SHAREHOLDINGS

--------------------------------------------------------------------------------------------------------------------
           NAME AND ADDRESS                           NUMBER OF                 NUMBER OF EXCHANGEABLE SHARES TO BE
            OF SHAREHOLDER                      PURCHASED SHARES HELD                         RECEIVED
--------------------------------------------------------------------------------------------------------------------
Dallas L. Robinson
1408 Broad Street
Regina, Saskatchewan                                     50                                  1,000,000
S4R 1Y8
--------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE "C"

                              CONDITIONS OF CLOSING

1. MUTUAL CONDITIONS OF CLOSING. The Parties shall be obliged to complete the purchase and sale of the Purchased Shares only if each of the following conditions precedent have been satisfied in full at or before the Closing Time:

(a) CONSENTS, AUTHORIZATIONS AND REGISTRATIONS - All consents, approvals, orders and authorizations of, from or notifications to any Persons or Governmental Authorities required (if any) in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the Closing or the performance of any of the terms and conditions of this Agreement shall have been obtained on or before the Closing Date.

(b) NO CLAIMS - There shall be no injunction or order issued preventing, and no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or investigation against any Party by any Governmental Authority or Person for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation thereof is improper or would give rise to proceedings under any statute or rule of law.

2. CONDITIONS FOR WACI'S AND EXCHANGECO'S BENEFIT. WACI and Exchangeco shall not be obliged to complete the purchase of the Purchased Shares or the issuance of the WACI Shares and Exchangeable Shares unless each of the following conditions shall have been satisfied or waived on or before the Closing Time:

(a) ACCURACY OF REPRESENTATIONS - The representations and warranties of the Vendor set forth in section 3.1 of this Agreement and Part 1 of Schedule "D" thereto shall be true and correct as of the Closing Time.

(b) PERFORMANCE OF OBLIGATIONS - The Vendor shall have performed all of the obligations hereunder to be performed by him at or prior to the Closing, and shall not be in breach of any provision of this Agreement.

(c) NO MATERIAL CHANGES - There shall have been no Material Adverse Change in the business, assets, liabilities, prospects, operations of the Company, and the Company shall not have sold or pledged any assets, issued any shares or entered into any transactions outside the Ordinary Course of Business.

3. CONDITIONS FOR THE VENDOR'S BENEFIT. The Vendor shall not be obliged to complete the sale of the Purchased Shares unless each of the following conditions shall have been satisfied or waived on or before the Closing Time:

(a) ACCURACY OF REPRESENTATIONS - The representations and warranties of WACI and Exchangeco set forth in sections 3.2 and 3.3 of this Agreement and Parts 2 and 3 of Schedule "D" thereto shall be true and correct as of the Closing Time.

(b) PERFORMANCE OF OBLIGATIONS - WACI and Exchangeco shall have performed all of the obligations hereunder to be performed by them at or prior to the Closing, and shall not be in breach of any provision of this Agreement.

                                  SCHEDULE "D"

                         REPRESENTATIONS AND WARRANTIES

PART 1. REPRESENTATIONS AND WARRANTIES OF THE VENDOR. The Vendor hereby severally represents and warrants to Exchangeco and WACI as follows, and acknowledges that Exchangeco and WACI are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same:

(a)       CAPACITY AND AUTHORITY - If the Vendor is a corporation, the Vendor
          (i) has been duly formed and is a valid and subsisting corporation,
          (ii) has the necessary corporate capacity and authority to own the Purchased Shares, to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder, (iii) has taken all necessary corporate action in respect and (iv) the individual signing this Agreement on behalf of the Vendor has the authority to do so and to bind the Vendor by his signature. If the Vendor is a natural person, he or she has attained the age of majority, is legally competent and has the capacity to (i) own the Purchased Shares and
          (ii) execute this Agreement and to take all actions required pursuant thereto.

(b) TITLE TO PURCHASED SHARES - The Vendor is the sole legal and beneficial owner of the Purchased Shares set out opposite his name in Schedule "A" hereto with good and marketable title thereto, free and clear of any Encumbrances.

(c) NO OPTION - No Person has any agreement, warrant, option or right, or a right capable of becoming an agreement for, the purchase of the Purchased Shares, or the purchase of any other securities of the Company.

(d) ABSENCE OF CONFLICT - The Vendor is not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the Purchased Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement. The consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any Constating Documents of the Vendor (if not an individual), any court or administrative order or process, any agreement or instrument to which the Vendor is party or by which it is bound.

(e) RESIDENCE - Each Vendor is a resident, within the meaning of the Tax Act, of the jurisdiction set out under his name in Schedule "B" hereto.

(f) BINDING AGREEMENT - This Agreement constitutes a legal, valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

(g) BANKRUPTCY / LIQUIDATION - No proceedings have been taken, are pending or have been authorized, and no receiver or trustee has been appointed for the Vendor by the Vendor or by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of the Vendor.

(h) LITIGATION - There are no judgements, decrees, injunctions, rulings or orders of any court, arbitrator, federal, provincial, state, municipal or other governmental authority, department, commission, board, bureau or agency, or any actions, suits, grievances or proceedings (whether or not on behalf of the Vendor) commenced, pending or threatened against or relating to the Vendor which may result in the imposition of a Encumbrance on the Purchased Shares or which may prevent, delay, make illegal or otherwise interfere with the consummation of the transactions contemplated in this Agreement.

(i) DUE INCORPORATION OF THE COMPANY - The Company is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

(j) SHARE CAPITAL OF THE COMPANY - The only issued and outstanding shares of the Company are 100 Class B shares and the Purchased Shares are all validly issued and outstanding as fully paid and non-assessable shares.

(k) SHAREHOLDERS OF THE COMPANY - Schedule "B" hereto contains a complete and accurate list of each registered holder of issued and outstanding Purchased Shares and sets out the residence or principal place of business of each holder. The Vendor is the sole registered holder and beneficial owner of all of the issued and outstanding Class B shares of the Company set out in Schedule "B" hereto.

(l) PURCHASED SHARES VALIDLY ISSUED - The Purchased Shares have been validly issued and are outstanding as fully paid and non-assessable.

PART 2. REPRESENTATIONS AND WARRANTIES OF WACI. WACI represents and warrants to the Vendor as follows and acknowledges that the Vendor is relying on these representations and warranties in entering into this Agreement and performing his obligations under the same:

(a) DUE INCORPORATION - WACI is a corporation duly incorporated and validly existing under the laws of the State of Nevada.

(b) CAPACITY AND AUTHORITY - WACI has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth, to perform its obligations under this Agreement. The execution and delivery of this Agreement and the completion of the transaction contemplated herein has been duly and validly authorized by all necessary corporate action on the part of WACI.

(c) BINDING AGREEMENT - This Agreement constitutes a legal, valid and binding obligation of WACI and the Vendor enforceable against WACI and the Vendor in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

(d) ABSENCE OF CONFLICT - WACI is not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the Purchased Shares or WACI Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement. The consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any Constating Documents of WACI, any court or administrative order or process, any agreement or instrument to which WACI is party or by which it is bound.

(e) BANKRUPTCY / LIQUIDATION - No proceedings have been taken, are pending or have been authorized, and no receiver or trustee has been appointed for WACI by WACI or by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of WACI.

(f) LITIGATION - There are no judgements, decrees, injunctions, rulings or orders of any court, arbitrator, federal, provincial, state, municipal or other governmental authority, department, commission, board, bureau or agency, or any actions, suits, grievances or proceedings (whether or not on behalf of WACI) commenced, pending or threatened against or relating to WACI which may result in the imposition of a Encumbrance on the Exchangeable Shares or the WACI Shares or which may prevent, delay, make illegal or otherwise interfere with the consummation of the transactions contemplated in this Agreement.

PART 3. REPRESENTATIONS AND WARRANTIES OF EXCHANGECO. Exchangeco represents and warrants to the Vendor as follows and acknowledges that the Vendor is relying on these representations and warranties in entering into this Agreement and performing his obligations under the same:

(a) DUE INCORPORATION - Exchangeco is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

(b) CAPACITY AND AUTHORITY - Exchangeco has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth, to perform its obligations under this Agreement. The execution and delivery of this Agreement and the completion of the transaction contemplated herein has been duly and validly authorized by all necessary corporate action on the part of Exchangeco.

(c) BINDING OBLIGATION - This Agreement has been duly executed and delivered by Exchangeco and constitutes a valid and binding obligation on its part.

(d) ABSENCE OF CONFLICT - Exchangeco is not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the Exchangeable Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement. Exchangeco's execution of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any Constating Documents Exchangeco, any court or administrative order or process, any agreement or instrument to which Exchangeco is party or by which it is bound.

(e) BANKRUPTCY / LIQUIDATION - No proceedings have been taken, are pending or have been authorized, and no receiver or trustee has been appointed for Exchangeco by Exchangeco or by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of Exchangeco.

(f) LITIGATION - There are no judgements, decrees, injunctions, rulings or orders of any court, arbitrator, federal, provincial, state, municipal or other governmental authority, department, commission, board, bureau or agency, or any actions, suits, grievances or proceedings (whether or not on behalf of Exchangeco) commenced, pending or threatened against or relating to Exchangeco which may result in the imposition of a Encumbrance on the Exchangeable Shares or which may prevent, delay, make illegal or otherwise interfere with the consummation of the transactions contemplated in this Agreement.

                                  SCHEDULE "E"

                                SUPPORT AGREEMENT

See attached.